UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Earliest Event Reported: June 2, 2006

Commission File Number 333-128060

DATAMEG CORPORATION

(Name of Small Business Issuer in Its Charter)

Delaware	133-134389
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification Number)
99 Derby St., Suite 200, Hingham, MA	02043
(Address of principal executive offices)	(Zip Code)

Issuer telephone number: (617) 699.1919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Director

On June 2, 2006, Director Mark P. McGrath submitted his written resignation from the Board of Directors effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

Date: June 6, 2006	By:	/S/ JAMES MURPHY

James Murphy, Chairman and Chief Executive Officer